UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Interval Funds

Semiannual Report

December 31, 2017

PIMCO Flexible Credit Income Fund

Letter from the Chairman of the Board & President

Dear Shareholder,

The global equity market rose sharply during the reporting period, supported by accelerating global growth and overall solid corporate profits. Meanwhile, the U.S. fixed income market generated a modest gain, despite U.S. monetary policy tightening. Elsewhere, many international central banks continued to pursue accommodative monetary policies.

For the six-month reporting period ended December 31, 2017

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 1.2% during the first quarter of 2017. GDP growth then improved to an annual pace of 3.1% and 3.2% during the second and third quarters of 2017, respectively. Finally, the Commerce Department’s initial reading — released after the reporting period had ended — showed that fourth quarter 2017 GDP grew at an annual pace of 2.6%.

The Federal Reserve (“Fed”) continued to normalize monetary policy during the reporting period. After raising interest rates in March and June 2017, the Fed again raised rates in December, moving the federal funds rate up to a range between 1.25% and 1.50%. In addition, in October 2017 the Fed started to reduce its balance sheet. Finally, at its December 2017 meeting the Fed indicated that it expected to make three additional rate hikes in 2018, although this will be data dependent.

Economic activity outside the U.S. also accelerated during the reporting period. Regardless, the European Central Bank (“ECB”) and Bank of Japan maintained their highly accommodative monetary policies. Two notable exceptions were the Bank of England, which in November 2017 instituted its first rate hike since 2007, and the Bank of Canada, which raised rates twice during the reporting period. Meanwhile, the ECB indicated that it may pare back its quantitative easing program in 2018.

Outlook

Factoring in larger-than-expected tax cuts and higher federal spending, PIMCO’s baseline view is for above-trend real GDP growth of around 2.5% for the U.S. in 2018. With the unemployment rate likely to drop below 4%, PIMCO expects some upward pressure on wage growth and consumer price inflation, with core inflation rising above 2% during the course of the year. PIMCO believes that core Personal Consumption Expenditures inflation, the Fed’s preferred measure, should rise as well, from 1.4% currently to 1.7%, making some limited progress toward the Fed’s 2% objective.

2	PIMCO INTERVAL FUNDS

With recent growth momentum strong and financial conditions favorable, PIMCO expects the eurozone economy to grow about 2.25% in 2018. According to PIMCO, a key feature of the current eurozone expansion is that the recovery is now broad-based across the region, with much less dispersion in member states’ growth rates than in earlier years. For the UK, PIMCO has an above-consensus forecast of around 1.5% growth in 2018. This is based on the expectation that a deal on a transitional arrangement to smooth the UK separation from the European Union will be struck in the first half of 2018. PIMCO’s base case scenario for Japan foresees a continuation of firm growth of around 1.25% in 2018, with risks tilting on the upside. Finally, for China, PIMCO expects a controlled deceleration of growth to around 6.25% in 2018.

In the following pages of this PIMCO Interval Fund — Flexible Credit Income Fund — Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Fund’s performance over the six-months ended December 31, 2017.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding your PIMCO Interval Fund investments, please contact your financial advisor or call the Fund’s shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

SEMIANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s net asset value NAV. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the

4	PIMCO INTERVAL FUNDS

rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares.

There can be no assurance that the Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for the Fund’s common shareholders, including: (1) the likelihood of greater volatility of the net asset value of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the net asset value of the Fund’s common shares.

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under

SEMIANNUAL REPORT	DECEMBER 31, 2017	5

Important Information About the Fund (Cont.)

bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing the Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby

6	PIMCO INTERVAL FUNDS

exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in the Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. The Fund may invest a substantial portion of its assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will

SEMIANNUAL REPORT	DECEMBER 31, 2017	7

Important Information About the Fund (Cont.)

generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

The Fund may make investments in debt instruments and other securities directly or through one or more wholly-owned and controlled subsidiaries formed by the Fund (each, a “Subsidiary”). Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly.

8	PIMCO INTERVAL FUNDS

References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund.

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many

SEMIANNUAL REPORT	DECEMBER 31, 2017	9

Important Information About the Fund (Cont.)

sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The Fund may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Flexible Credit Income Fund	02/22/17	Non-Diversified

10	PIMCO INTERVAL FUNDS

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844) 33-PIMCO (844-337-4626), on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Fund at (844) 33-PIMCO (844-337-4626) and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2017	11

PIMCO Flexible Credit Income Fund	Institutional Class - PFLEX

Allocation Breakdown as of 12/31/2017†§

Non-Agency Mortgage-Backed Securities	38.9%
Corporate Bonds & Notes	27.2%
Asset-Backed Securities	14.5%
U.S. Government Agencies	7.1%
Short-Term Instruments	6.9%
Loan Participations and Assignments	2.8%
Sovereign Issues	1.4%
Common Stocks	1.1%
Other	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Cumulative Total Return for the period ended December 31, 2017
	6 Month	Commencement of Operations (02/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	5.21%	9.81%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, was 2.60% for Institutional Class shares. Details regarding material changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented. As of December 31, 2017, the Fund’s Total Effective Leverage1 was 30%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

12	PIMCO INTERVAL FUNDS

PIMCO Flexible Credit Income Fund	Institutional Class - PFLEX

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income. The Fund seeks to achieve its investment objectives by utilizing a flexible asset allocation strategy across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets, and utilizing a flexible asset allocation strategy among multiple public and private credit sectors, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. PIMCO, the Fund’s investment manager, employs an active approach to allocation across multiple credit sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to residential mortgage-backed securities contributed to performance.

»	Exposure to commercial mortgage-backed securities was positive for performance.

»	Exposure to emerging markets contributed to performance.

»	Exposure to three- to seven-year U.S. duration detracted from performance.

SEMIANNUAL REPORT	DECEMBER 31, 2017	13

Financial Highlights PIMCO Flexible Credit Income Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
07/01/2017 - 12/31/2017+	$10.32	$0.34	$0.19	$0.53	$(0.38)	$0.00	$0.00	$(0.38)
02/22/2017 - 06/30/2017	10.00	0.19	0.25	0.44	(0.12)	0.00	0.00	(0.12)

+	Unaudited
*	Annualized
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses(c)		Expenses Excluding Waivers(c)		Expenses Excluding Interest Expense(c)		Expenses Excluding Interest Expense and Waivers(c)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.47	5.21%	$277,654	2.89	%*	2.90	%*	1.95	%*	1.96	%*	6.48	%*	6%
10.32	4.36	68,995	1.44	*	5.70	*	1.39	*	5.65	*	5.24	*	11

SEMIANNUAL REPORT	DECEMBER 31, 2017	15

Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Unaudited)

(Amounts in thousands, except per share amounts)	December 31, 2017
Assets:
Investments, at value
Investments in securities*	$387,471
Financial Derivative Instruments
Exchange-traded or centrally cleared	105
Over the counter	199
Cash	1,410
Deposits with counterparty	4,278
Foreign currency, at value	31
Receivable for investments sold	1,096
Receivable for Fund shares sold	2,739
Interest and/or dividends receivable	3,187
Total Assets	400,516

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$113,967
Financial Derivative Instruments
Exchange-traded or centrally cleared	98
Over the counter	379
Payable for investments purchased	4,372
Deposits from counterparty	631
Distributions payable	2,998
Accrued management fees	404
Accrued reimbursement to PIMCO	13
Total Liabilities	122,862

Net Assets	$277,654

Net Assets Consist of:

Shares:
Paid in capital in excess of par	$275,892
Undistributed (overdistributed) net investment income	(693)
Accumulated undistributed net realized gain (loss)	351
Net unrealized appreciation (depreciation)	2,104

Net Assets	$277,654

Cost of investments in securities	$383,402
Cost of foreign currency held	$33
Cost or premiums of financial derivative instruments, net	$(1,101)

Net Assets:
Institutional Class	$277,654

Common Shares Outstanding:
Institutional Class	26,518

Net Asset Value Per Common Share Outstanding:
Institutional Class	$10.47

* Includes repurchase agreements of:	$26,400

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Credit Income Fund

(Amounts in thousands)	Six Months Ended December 31, 2017 (Unaudited)

Investment Income:
Interest	$7,086
Dividends	148
Total Income	7,234

Expenses:
Management fees	1,439
Trustee fees and related expenses	7
Interest expense	727
Miscellaneous expense	68
Total Expenses	2,241
Waiver and/or Reimbursement by PIMCO	(7)
Net Expenses	2,234

Net Investment Income (Loss)	5,000

Net Realized Gain (Loss):
Investments in securities	641
Exchange-traded or centrally cleared financial derivative instruments	472
Over the counter financial derivative instruments	(617)
Short sales	(1)
Foreign currency	(121)

Net Realized Gain (Loss)	374

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	3,320
Exchange-traded or centrally cleared financial derivative instruments	(1,360)
Over the counter financial derivative instruments	35
Foreign currency assets and liabilities	(503)

Net Change in Unrealized Appreciation (Depreciation)	1,492

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,866

SEMIANNUAL REPORT	DECEMBER 31, 2017	17

Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands)	Six Months Ended December 31, 2017 (Unaudited)	Period from February 22, 2017 - June 30, 2017
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$5,000	$463
Net realized gain (loss)	374	(48)
Net change in unrealized appreciation (depreciation)	1,492	612

Net Increase (Decrease) in Net Assets Resulting from Operations	6,866	1,027

Distributions to Common Shareholders:
From net investment income
Institutional Class	(5,694)	(437)

Total Distributions to Common Shareholders(a)	(5,694)	(437)

Common Share Transactions:
Receipts for shares sold	206,756	68,313
Issued as reinvestment of distributions	865	92
Cost of shares redeemed	(134)	0
Net increase (decrease) resulting from common share transactions**	207,487	68,405

Total Increase (Decrease) in Net Assets	208,659	68,995

Net Assets:
Beginning of period	68,995	0
End of period*	$277,654	$68,995

*Including undistributed (overdistributed) net investment income of:	$(693)	$1

**	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions—Common Shares , in the Notes to Financial Statements for more information.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2017 (Unaudited) (Amounts in thousands)
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$6,866

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(301,961)
Proceeds from sales of long-term securities	23,059
(Purchases) Proceeds from sales of short-term portfolio investments, net	(24,399)
(Increase) decrease in deposits with counterparty	(3,374)
(Increase) decrease in receivable for investments sold	(1,084)
(Increase) decrease in interest and/or dividends receivable	(2,299)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(915)
Proceeds from (Payments on) over the counter financial derivative instruments	(629)
Increase (decrease) in reimbursement receivable from PIMCO	20
Increase (decrease) in payable for investments purchased	(170)
Increase (decrease) in deposits from counterparty	631
Increase (decrease) in accrued management fees	336
Proceeds from (Payments on) short sales transactions, net	(1)
Proceeds from (Payments on) foreign currency transactions	(122)
Increase (decrease) in other liabilities	(9)
Net Realized (Gain) Loss
Investments in securities	(641)
Exchange-traded or centrally cleared financial derivative instruments	(472)
Over the counter financial derivative instruments	617
Short sales	1
Foreign currency	121
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(3,320)
Exchange-traded or centrally cleared financial derivative instruments	1,360
Over the counter financial derivative instruments	(35)
Foreign currency assets and liabilities	503
Net amortization (accretion) on investments	(616)
Net Cash Provided by (Used for) Operating Activities	(306,533)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	204,777
Payments on shares redeemed	(134)
Cash distributions paid*	(2,176)
Proceeds from reverse repurchase agreements	245,128
Payments on reverse repurchase agreements	(140,625)
Net Cash Received from (Used for) Financing Activities	306,970

Net Increase (Decrease) in Cash and Foreign Currency	437

Cash and Foreign Currency:
Beginning of period	1,004
End of period	$1,441
* Reinvestment of distributions	$865

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$350

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Flexible Credit Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.9%
Avaya, Inc.
6.227% (LIBOR03M + 4.750%) due 12/15/2024 ~		$50	$49
Beacon Roofing Supply, Inc.
3.567% due 08/23/2024		10	10
Caesars Resort Collection LLC
4.336% (LIBOR03M + 2.750%) due 12/22/2024 ~		100	101
Centene Corp.
4.500% due 09/13/2018		400	400
Diamond Resorts Corp.
TBD% due 09/01/2023		2,000	2,016
Frontier Communications Corp.
5.320% (LIBOR03M + 3.750%) due 06/15/2024 ~		1,097	1,061
iHeartCommunications, Inc.
8.443% (LIBOR03M + 6.750%) due 01/30/2019 ~		1,650	1,245
MH Sub LLC
5.338% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	20
Multi Color Corp.
3.819% (LIBOR03M + 2.250%) due 10/31/2024 ~		4	4
Numericable Group S.A.
4.349% (LIBOR03M + 3.000%) due 01/31/2026 ~		50	49
Sequa Mezzanine Holdings LLC
6.549% (LIBOR03M + 5.000%) due 11/28/2021 ~		2,147	2,168
10.374% (LIBOR03M + 9.000%) due 04/28/2022 «~		3,460	3,512
Sinclair Television Group, Inc.
3.913% due 05/10/2024		100	100
Unitymedia Hessen GmbH & Co. KG
2.750% due 01/15/2027	EUR	100	120
West Corp.
5.350% (LIBOR03M + 4.000%) due 10/10/2024 ~		$44	44

Total Loan Participations and Assignments (Cost $11,106)			10,899

CORPORATE BONDS & NOTES 38.0%

BANKING & FINANCE 21.3%
Ally Financial, Inc.
8.000% due 11/01/2031 (k)		480	626
Ardonagh Midco PLC
8.375% due 07/15/2023 (k)	GBP	1,800	2,477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aviation Loan Trust
3.698% (US0003M + 2.110%) due 12/15/2022 ~		$1,406	$1,408
Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)	EUR	100	132
Barclays PLC
6.500% due 09/15/2019 •(g)(h)		200	257
7.250% due 03/15/2023 •(g)(h)(k)	GBP	1,900	2,808
7.875% due 09/15/2022 •(g)(h)(k)		2,000	3,008
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$77	79
Credit Agricole S.A.
7.500% due 06/23/2026 •(g)(h)(k)	GBP	580	938
Emerald Bay S.A.
5.000% due 10/08/2020 ~	EUR	6	7
Equinix, Inc.
2.875% due 02/01/2026		100	120
Farringdon Mortgages
4.280% due 07/15/2047	GBP	5,675	4,843
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		$26	27
Freedom Mortgage Corp.
8.125% due 11/15/2024		17	17
Iron Mountain, Inc.
5.250% due 03/15/2028		20	20
iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		10	10
Jefferies Finance LLC
7.375% due 04/01/2020 (k)		1,700	1,755
7.500% due 04/15/2021 (k)		840	874
Jefferies LoanCore LLC
6.875% due 06/01/2020 (k)		200	206
Life Storage LP
3.875% due 12/15/2027		10	10
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(g)(h)	GBP	200	312
7.875% due 06/27/2029 •(g)(h)(k)		3,220	5,303
Mercury Bondco PLC (8.250% Cash or 9.000% PIK)
8.250% due 05/30/2021 (c)	EUR	465	582
Nationwide Building Society
10.250% ~(g)	GBP	22	4,590
Navient Corp.
6.500% due 06/15/2022		$28	29
6.625% due 07/26/2021 (k)		1,030	1,089

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (k)		$1,454	$1,505
Oxford Finance LLC
6.375% due 12/15/2022		16	17
Physicians Realty LP
3.950% due 01/15/2028		21	21
Provident Funding Associates LP
6.375% due 06/15/2025		3	3
Rio Oil Finance Trust
9.250% due 07/06/2024 (k)		836	907
9.250% due 07/06/2024		177	192
Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(g)(h)(k)		525	602
8.625% due 08/15/2021 •(g)(h)(k)		2,000	2,257
Santander Holdings USA, Inc.
3.400% due 01/18/2023		24	24
4.400% due 07/13/2027		8	8
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(g)(h)(k)	GBP	2,130	3,153
7.375% due 06/24/2022 •(g)(h)(k)		2,500	3,727
Springleaf Finance Corp.
5.250% due 12/15/2019		$17	17
5.625% due 03/15/2023		500	502
6.000% due 06/01/2020 (k)		170	177
6.125% due 05/15/2022		41	43
7.750% due 10/01/2021 (k)		300	331
8.250% due 12/15/2020		10	11
8.250% due 10/01/2023 (k)		1,000	1,122
Starwood Property Trust, Inc.
4.750% due 03/15/2025		25	25
Stearns Holdings LLC
9.375% due 08/15/2020 (k)		3,401	3,546
Stichting AK Rabobank Certificaten
6.500% (g)(k)	EUR	1,177	1,752
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	98	153
5.661% due 10/13/2041		99	157
5.744% due 04/13/2040		110	177
5.801% due 10/13/2040 (k)		461	747
Vici Properties LLC
8.000% due 10/15/2023		$80	90
Virgin Money Holdings UK PLC
8.750% due 11/10/2021 •(g)(h)(k)	GBP	4,370	6,343
Washington Prime Group LP
5.950% due 08/15/2024		$84	86

			59,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 15.1%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		$10	$10
3.550% due 07/15/2031		6	6
3.700% due 07/15/2027		10	10
Altice Luxembourg S.A.
7.250% due 05/15/2022 (k)	EUR	800	977
7.750% due 05/15/2022 (k)		$500	491
Andeavor Logistics LP
3.500% due 12/01/2022		4	4
4.250% due 12/01/2027		6	6
5.200% due 12/01/2047		6	6
Avantor, Inc.
6.000% due 10/01/2024		4	4
BMC Software Finance, Inc.
8.125% due 07/15/2021 (k)		2,029	2,052
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		1,547	1,552
Caesars Entertainment Corp.
5.000% due 10/01/2024 (i)		971	1,882
Central Garden & Pet Co.
5.125% due 02/01/2028		11	11
Charter Communications Operating LLC
4.200% due 03/15/2028		27	27
Cheniere Energy Partners LP
5.250% due 10/01/2025		14	14
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		12	12
Community Health Systems, Inc.
5.125% due 08/01/2021 (k)		450	407
6.250% due 03/31/2023 (k)		2,100	1,900
CRC Escrow Issuer LLC
5.250% due 10/15/2025		14	14
DAE Funding LLC
4.000% due 08/01/2020		10	10
Discovery Communications LLC
3.950% due 03/20/2028		9	9
Exela Intermediate LLC
10.000% due 07/15/2023		13	13
Fresh Market, Inc.
9.750% due 05/01/2023		50	31
Frontier Finance PLC
8.000% due 03/23/2022	GBP	5,400	7,670
goeasy Ltd.
7.875% due 11/01/2022		$14	15
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		24	25
HCA, Inc.
5.500% due 06/15/2047		7	7
iHeartCommunications, Inc.
9.000% due 12/15/2019		3,600	2,691

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 09/15/2022		$855	$618
10.625% due 03/15/2023		780	554
11.250% due 03/01/2021		100	72
IHS Markit Ltd.
4.000% due 03/01/2026		14	14
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (k)		5,775	5,457
9.750% due 07/15/2025		12	12
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (k)		4,451	4,440
Mattel, Inc.
6.750% due 12/31/2025		32	33
Netflix, Inc.
4.875% due 04/15/2028		20	20
OI European Group BV
4.000% due 03/15/2023		13	13
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		17	16
4.500% due 03/15/2023		270	259
5.250% due 08/15/2022		1,202	1,199
5.500% due 02/15/2024		2,424	2,412
Petroleos Mexicanos
6.500% due 03/13/2027		40	44
6.750% due 09/21/2047		40	42
PetSmart, Inc.
5.875% due 06/01/2025		9	7
Pitney Bowes, Inc.
4.700% due 04/01/2023		8	7
Post Holdings, Inc.
5.625% due 01/15/2028		6	6
Service Corp. International
4.625% due 12/15/2027		10	10
SFR Group S.A.
5.375% due 05/15/2022	EUR	2,300	2,850
5.625% due 05/15/2024		450	564
7.375% due 05/01/2026 (k)		$2,050	2,119
Simmons Foods, Inc.
5.750% due 11/01/2024		8	8
Spirit Issuer PLC
3.221% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	60	79
Standard Industries, Inc.
4.750% due 01/15/2028		$28	28
Transocean, Inc.
7.500% due 01/15/2026		10	10
Unique Pub Finance Co. PLC
7.395% due 03/28/2024	GBP	755	1,168
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$10	10
ViaSat, Inc.
5.625% due 09/15/2025		18	18

			41,945

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.6%
AT&T, Inc.
2.850% due 02/14/2023		$30	$30
3.400% due 08/14/2024		60	60
3.900% due 08/14/2027		60	61
4.900% due 08/14/2037		56	57
5.150% due 02/14/2050		84	85
5.300% due 08/14/2058		26	26
Calpine Corp.
5.250% due 06/01/2026		12	12
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (c)(k)		1,000	1,069
Genesis Energy LP
6.250% due 05/15/2026		12	12
Petrobras Global Finance BV
5.299% due 01/27/2025		33	33
5.999% due 01/27/2028 (k)		207	208
6.125% due 01/17/2022 (k)		729	775
6.250% due 12/14/2026 (k)	GBP	1,220	1,807
7.250% due 03/17/2044		$14	15
7.375% due 01/17/2027		27	30

			4,280

Total Corporate Bonds & Notes (Cost $102,624)			105,450

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	11
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		5	5

			16

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		195	204

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)		1,200	67
7.467% due 06/01/2047		70	68

			135

Total Municipal Bonds & Notes (Cost $346)			355

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 10.0%
Fannie Mae
6.402% (US0001M + 4.850%) due 10/25/2029 ~	$10	$11
Freddie Mac
0.000% due 02/25/2046 - 04/25/2046 (b)(e)	9,560	7,355
0.000% due 11/25/2050 «(b)(e)	26,397	9,643
0.100% due 02/25/2046 - 11/25/2050 (a)	470,810	2,396
2.011% due 11/25/2050 ~(a)	24,637	3,839
11.122% (LIBOR01M + 9.750%) due 12/25/2045 ~	4,428	4,399

Total U.S. Government Agencies (Cost $27,823)		27,643

NON-AGENCY MORTGAGE-BACKED SECURITIES 54.2%
Adjustable Rate Mortgage Trust
2.092% (US0001M + 0.540%) due 02/25/2036 ~	82	68
2.702% (US0001M + 1.150%) due 01/25/2035 ~(k)	4,870	4,239
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^(k)	984	920
Banc of America Commercial Mortgage Trust
5.734% due 07/10/2046 ~	1,080	1,079
Banc of America Funding Trust
1.539% due 08/25/2047 ^~	3,937	3,218
Banc of America Merrill Lynch Commercial Mortgage, Inc.
4.767% due 07/10/2043 ~(k)	4,390	3,659
Banc of America Mortgage Trust
3.779% due 06/25/2034 ~(k)	521	458
Bancorp Commercial Mortgage Trust
5.227% (LIBOR01M + 3.750%) due 08/15/2032 ~	4,100	4,117
BCAP LLC Trust
1.607% (US0001M + 0.270%) due 03/26/2036 ~	2,257	1,355
Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(k)	1,205	1,138
Chase Mortgage Finance Trust
3.394% due 03/25/2037 ^~	136	134
Citigroup Commercial Mortgage Trust
5.724% due 12/10/2049 ~	107	83
5.724% due 12/10/2049 ~(k)	1,483	1,145
Citigroup Mortgage Loan Trust
3.266% due 11/25/2036 ~	805	593
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.688% due 10/15/2048	6,607	2,982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Asset Trust
6.250% due 01/17/2032 (k)		$1,954	$1,976
Commercial Mortgage Loan Trust
6.077% due 12/10/2049 ~		6,942	4,270
Commercial Mortgage Trust
5.656% due 06/10/2046 ~		57	39
Countrywide Alternative Loan Trust
1.742% (US0001M + 0.190%) due 07/25/2046 ^~		5,033	4,202
1.762% (US0001M + 0.210%) due 05/25/2047 ~		12,070	6,934
2.003% (12MTA + 0.940%) due 06/25/2046 ~(k)		4,734	4,158
Countrywide Home Loan Mortgage Pass-Through Trust
2.252% (US0001M + 0.700%) due 05/25/2035 ~(k)		18,110	13,111
3.582% due 09/20/2036 ~		214	178
Credit Suisse Commercial Mortgage Trust
5.568% due 09/15/2039 ~(k)		3,500	3,508
5.869% due 09/15/2040 ~		82	80
Credit Suisse First Boston Mortgage Securities Corp.
4.981% due 07/15/2037 ~		180	148
5.100% due 08/15/2038 ~(k)		3,600	3,483
Credit Suisse Mortgage Capital Certificates
1.738% (LIBOR01M + 0.500%) due 11/30/2037 ~		4,400	3,869
Eurosail PLC
0.513% (EUR003M + 0.840%) due 03/13/2045 ~	EUR	250	227
1.870% (BP0003M + 1.350%) due 06/13/2045 ~	GBP	5,421	5,347
4.520% (BP0003M + 4.000%) due 06/13/2045 ~		1,781	2,080
Grifonas Finance PLC
0.008% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	179	187
GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~(k)		$7,420	6,665
HarborView Mortgage Loan Trust
2.155% (US0001M + 0.660%) due 03/19/2035 ~		6,379	4,551
JPMorgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~		10,000	3,691
4.904% (LIBOR01M + 3.427%) due 10/15/2032 «~		7,300	6,873
5.309% due 07/15/2041 ~		2,959	681
5.411% due 05/15/2047		3,700	2,465
5.623% due 05/12/2045 (k)		3,406	3,181
JPMorgan Mortgage Trust
3.427% due 06/25/2036 ~		24	23

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~	$180	$184
5.407% due 11/15/2038	8,609	6,625
5.612% due 02/15/2040 ~(k)	2,400	2,413
6.319% due 04/15/2041 ~(k)	5,489	3,213
Morgan Stanley Capital Trust
6.121% due 08/12/2041 ~	260	243
Morgan Stanley Resecuritization Trust
3.149% due 06/26/2046 ~	7,251	5,285
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «	115	101
Motel 6 Trust
8.404% (LIBOR01M + 6.927%) due 08/15/2019 ~	1,489	1,524
Nomura Resecuritization Trust
4.085% due 07/26/2035 ~	262	184
Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^	340	317
Structured Adjustable Rate Mortgage Loan Trust
2.202% (US0001M + 0.650%) due 10/25/2035 ~	5,414	4,106
Structured Asset Mortgage Investments Trust
1.762% (US0001M + 0.210%) due 09/25/2047 ^~(k)	4,589	4,231
TBW Mortgage-Backed Trust
6.330% due 09/25/2036	5,000	2,038
Wachovia Bank Commercial Mortgage Trust
5.691% due 10/15/2048 ~	2,200	2,202
5.720% due 10/15/2048 ~	2,500	2,440
5.966% due 04/15/2047 ~	448	459
6.026% due 04/15/2047 ~	1,345	1,371
WaMu Mortgage Pass-Through Certificates Trust
2.222% (US0001M + 0.670%) due 07/25/2045 ~	8,321	6,478
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 08/25/2037 ^	16	16

Total Non-Agency Mortgage-Backed Securities (Cost $148,952)		150,545

ASSET-BACKED SECURITIES 20.3%
ACE Securities Corp. Home Equity Loan Trust
1.702% (US0001M + 0.150%) due 08/25/2036 ~	588	578
2.512% (US0001M + 0.960%) due 08/25/2035 ~	4,500	2,110
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
4.702% (US0001M + 3.150%) due 09/25/2034 ~	638	598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arbor Realty Commercial Real Estate Notes Ltd.
5.977% (US0001M + 4.500%) due 04/15/2027 ~		$100	$101
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.932% (US0001M + 0.380%) due 02/25/2036 ~		321	253
Banco Bilbao Vizcaya Argentaria, S.A.
0.321% (EUR003M + 0.650%) due 03/22/2046 «~	EUR	1,500	1,256
Belle Haven ABS CDO Ltd.
1.593% (LIBOR03M + 0.250%) due 07/05/2046 ~		$96,561	1,207
Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,074	1,869
BSPRT Issuer Ltd.
5.727% (US0001M + 4.250%) due 06/15/2027 ~		1,100	1,111
Carrington Mortgage Loan Trust
1.612% (US0001M + 0.060%) due 10/25/2036 ~		100	100
Citigroup Mortgage Loan Trust, Inc.
2.692% (US0001M + 1.140%) due 02/25/2035 ~		372	339
Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~(k)		1,944	1,861
Coronado CDO Ltd.
2.987% (US0003M + 1.500%) due 09/04/2038 ~		2,800	1,980
6.000% due 09/04/2038		400	325
Countrywide Asset-Backed Certificates
1.992% (US0001M + 0.440%) due 06/25/2036 ~		3,100	1,301
Countrywide Asset-Backed Certificates Trust
3.278% (US0001M + 1.950%) due 08/25/2035 ~		195	195
3.428% (US0001M + 2.100%) due 08/25/2035 ~		3,531	2,112
Crecera Americas LLC
4.567% (US0003M + 3.250%) due 08/31/2020 ~		1,800	1,802
Emerald Aviation Finance Ltd.
6.350% due 10/15/2038		763	784
Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		211	182
GSAMP Trust
3.202% (US0001M + 1.650%) due 08/25/2034 ~		305	274
3.277% (US0001M + 1.725%) due 08/25/2034 ~		2,911	2,707
3.302% (US0001M + 1.750%) due 12/25/2034 ~(k)		6,335	3,818

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HART, Inc.
0.010% due 12/15/2022 «		$4,000	$3,948
Hout Bay Corp.
1.629% (LIBOR01M + 0.250%) due 07/05/2041 ~		680	212
LNR CDO Ltd.
1.844% (LIBOR01M + 0.280%) due 02/28/2043 ~(k)		10,048	7,507
Long Beach Mortgage Loan Trust
1.742% (US0001M + 0.190%) due 02/25/2036 ~		209	147
2.467% (US0001M + 0.915%) due 08/25/2035 ~		1,500	1,186
MASTR Asset-Backed Securities Trust
7.402% (US0001M + 5.850%) due 12/25/2032 ~		724	511
Morgan Stanley ABS Capital, Inc. Trust
1.622% (US0001M + 0.070%) due 10/25/2036 ~		306	200
Morgan Stanley Home Equity Loan Trust
2.617% (US0001M + 1.065%) due 05/25/2035 ~(k)		5,759	3,707
N-Star REL CDO Ltd.
1.988% (LIBOR01M + 0.420%) due 02/01/2041 ~		2,900	2,805
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.022% (US0001M + 1.470%) due 01/25/2035 ~		630	394
SG Mortgage Securities Trust
1.732% (US0001M + 0.180%) due 02/25/2036 ~(k)		6,423	4,356
SoFi Professional Loan Program LLC
0.010% due 07/25/2040 «(e)		29	1,689
0.010% due 09/25/2040 «(e)		4,400	2,534
Wells Fargo Home Equity Asset-Backed Securities Trust
4.102% (US0001M + 2.550%) due 11/25/2035 ~		250	187

Total Asset-Backed Securities (Cost $56,808)			56,246

SOVEREIGN ISSUES 1.9%
Argentina Government International Bond
3.875% due 01/15/2022	EUR	200	253
7.820% due 12/31/2033		77	108
7.820% due 12/31/2033 (k)		1,760	2,474
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	15,601	836
26.555% (BADLARPP + 3.250%) due 03/01/2020 ~		700	38
28.750% (ARPP7DRR) due 06/21/2020 ~		9,634	550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2	$2
6.350% due 11/30/2041		450	597
Peru Government International Bond
6.150% due 08/12/2032	PEN	260	86
6.350% due 08/12/2028		360	122
8.200% due 08/12/2026		370	141
Venezuela Government International Bond
6.000% due 12/09/2020 ^		$85	19
9.250% due 09/15/2027		65	14

Total Sovereign Issues (Cost $4,889)			5,240

		SHARES
COMMON STOCKS 1.6%

CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (d)		201,318	2,547

ENERGY 0.7%
Ocean Rig UDW, Inc. (d)		71,279	1,910

Total Common Stocks (Cost $4,198)			4,457

SHORT-TERM INSTRUMENTS 9.6%

REPURCHASE AGREEMENTS (j) 9.5%
			26,400

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
25.601% due 09/14/2018 (e)(f)	ARS	5,200	236

Total Short-Term Instruments (Cost $26,656)			26,636

Total Investments in Securities (Cost $383,402)			387,471

Total Investments 139.6% (Cost $383,402)			$387,471

Financial Derivative Instruments (l)(m) (0.1)% (Cost or Premiums, net $(1,101))			(173)

Other Assets and Liabilities, net (39.5)%			(109,644)

Net Assets 100.0%			$277,654

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Caesars Entertainment Corp.	5.000%	10/01/2024	06/01/2017 - 10/04/2017	$1,822	$1,882	0.68%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.860%	12/29/2017	01/02/2018	$400	U.S. Treasury Bonds 3.625% due 02/15/2044	$(414)	$400	$400
TDM	1.800	12/29/2017	01/02/2018	26,000	U.S. Treasury Bonds 2.750% due 11/15/2042	(26,667)	26,000	26,005

Total Repurchase Agreements						$(27,081)	$26,400	$26,405

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	2.722%	12/01/2017	01/04/2018	$(5,072)	$(5,084)
	2.724	10/26/2017	01/26/2018	(5,177)	(5,204)

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2017

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.763%	11/13/2017	02/13/2018			$(4,378)	$(4,395)
	3.004	09/14/2017	03/14/2018			(1,399)	(1,412)
BRC	0.150	11/03/2017	02/05/2018		EUR	(778)	(934)
	0.150	11/20/2017	01/22/2018			(1,347)	(1,616)
	2.250	12/06/2017	01/08/2018			$(913)	(914)
GSC	2.882	12/11/2017	01/11/2018			(5,644)	(5,654)
NOM	2.200	12/11/2017	02/13/2018			(9,069)	(9,081)
RBC	2.180	09/21/2017	03/21/2018			(527)	(530)
	2.750	08/10/2017	02/12/2018			(8,458)	(8,552)
	2.750	08/30/2017	02/28/2018			(2,314)	(2,336)
	2.750	09/12/2017	03/12/2018			(797)	(804)
RTA	2.105	08/01/2017	02/01/2018			(1,669)	(1,684)
	2.105	09/19/2017	02/01/2018			(762)	(767)
	2.129	09/21/2017	03/21/2018			(1,511)	(1,520)
	2.145	12/04/2017	03/06/2018			(2,248)	(2,252)
	2.729	09/21/2017	03/21/2018			(3,470)	(3,497)
	2.814	10/31/2017	05/01/2018			(2,497)	(2,509)
	3.080	10/31/2017	TBD	(3)		(2,345)	(2,358)
SOG	1.930	10/25/2017	01/24/2018			(2,436)	(2,445)
	2.100	11/30/2017	03/02/2018			(2,508)	(2,513)
	2.120	12/06/2017	03/05/2018			(1,151)	(1,153)
	2.220	12/14/2017	03/14/2018			(1,158)	(1,159)
	2.514	12/11/2017	03/12/2018			(9,289)	(9,303)
	2.867	08/30/2017	02/28/2018			(3,149)	(3,157)
	2.868	09/01/2017	03/01/2018			(2,951)	(2,958)
UBS	0.200	11/06/2017	02/05/2018		EUR	(1,125)	(1,350)
	0.750	12/07/2017	01/08/2018		GBP	(2,953)	(3,988)
	0.750	12/12/2017	01/12/2018			(2,361)	(3,189)
	0.800	10/25/2017	01/25/2018			(833)	(1,127)
	0.800	11/02/2017	02/02/2018			(2,671)	(3,611)
	0.800	12/07/2017	01/08/2018			(3,905)	(5,275)
	0.800	12/20/2017	02/02/2018			(576)	(779)
	0.850	11/06/2017	02/05/2018			(1,775)	(2,400)
	0.850	11/27/2017	01/29/2018			(1,194)	(1,614)
	1.000	11/02/2017	02/02/2018			(1,739)	(2,352)
	2.080	11/30/2017	03/01/2018			$(2,319)	(2,323)
	2.330	11/30/2017	03/01/2018			(2,163)	(2,168)

Total Reverse Repurchase Agreements							$(113,967)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(16,095)	$0	$(16,095)	$22,229	$6,134
BOS	400	0	0	400	(414)	(14)
BRC	0	(3,464)	0	(3,464)	3,929	465
GSC	0	(5,654)	0	(5,654)	7,507	1,853
NOM	0	(9,081)	0	(9,081)	9,908	827
RBC	0	(12,222)	0	(12,222)	16,582	4,360

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	27

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
RTA	$0	$(14,587)	$0	$(14,587)	$18,045	$3,458
SOG	0	(22,688)	0	(22,688)	27,739	5,051
TDM	26,005	0	0	26,005	(26,667)	(662)
UBS	0	(30,176)	0	(30,176)	35,913	5,737

Total Borrowings and Other Financing Transactions	$26,405	$(113,967)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,552)	$(36,576)	$0	$(55,128)
Non-Agency Mortgage-Backed Securities	0	(5,204)	(32,044)	(4,867)	(42,115)
Asset-Backed Securities	0	(10,738)	(4,370)	0	(15,108)
Sovereign Issues	0	(1,616)	0	0	(1,616)

Total Borrowings	$0	$(36,110)	$(72,990)	$(4,867)	$(113,967)

Payable for reverse repurchase agreements					$(113,967)

(k)	Securities with an aggregate market value of $142,479 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(65,649) at a weighted average interest rate of 2.149%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	0.904%	$ 1,770	$230	$80	$310	$0	$(1)
Ally Financial, Inc.	5.000	Quarterly	12/20/2022	1.031	285	49	4	53	0	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	16.733	1,600	(59)	(279)	(338)	0	(9)
Navient Corp.	5.000	Quarterly	06/20/2022	2.565	1,900	155	37	192	0	(2)

						$375	$(158)	$217	$0	$(12)

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2017

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/20/2022	21,100	$97	$(95)	$2	$21	$0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	11,500	(834)	(60)	(894)	19	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2022	48,100	(1,542)	(489)	(2,031)	35	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	2,500	40	(15)	25	5	0
Receive(4)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	24,100	923	(458)	465	0	(86)
Receive(4)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028	4,400	(24)	(14)	(38)	11	0
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	5,790	(159)	10	(149)	14	0

						$(1,499)	$(1,121)	$(2,620)	$105	$(86)

Total Swap Agreements						$(1,124)	$(1,279)	$(2,403)	$105	$(98)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$105	$105	$0	$0		$(98)	$(98)

Cash of $4,278 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	29

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	EUR	2,596	$	3,056	$0	$(60)
	01/2018	GBP	4,159		5,567	0	(50)
	01/2018	$	546	GBP	407	3	0
	03/2018		681	PEN	2,245	9	0
	05/2018		179	ARS	3,410	0	(8)
BRC	01/2018	GBP	8,385	$	11,265	0	(58)
CBK	01/2018	EUR	443		528	0	(3)
	01/2018	GBP	5,546		7,424	0	(66)
	01/2018	$	174	EUR	146	1	0
FBF	01/2018	GBP	99	$	133	0	(1)
GLM	01/2018	EUR	4,197		4,999	0	(39)
	01/2018	GBP	14,857		20,026	0	(38)
	01/2018	$	265	GBP	198	3	0
MSB	01/2018	GBP	809	$	1,092	0	(1)
	01/2018	$	12,341	GBP	9,217	107	0
	05/2018		833	ARS	15,907	0	(37)
RYL	01/2018	GBP	200	$	268	0	(2)

Total Forward Foreign Currency Contracts						$123	$(363)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2022	1.948%	$400	$(37)	$21	$0	$(16)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.541	750	60	16	76	0

							$23	$37	$76	$(16)

Total Swap Agreements							$23	$37	$76	$(16)

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$12	$0	$0	$12	$(118)	$0	$0	$(118)	$(106)	$0	$(106)
BRC	0	0	0	0	(58)	0	0	(58)	(58)	0	(58)
CBK	1	0	0	1	(69)	0	0	(69)	(68)	0	(68)
FBF	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	3	0	0	3	(77)	0	0	(77)	(74)	(270)	(344)
GST	0	0	76	76	0	0	(16)	(16)	60	0	60
MSB	107	0	0	107	(38)	0	0	(38)	69	0	69
RYL	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$123	$0	$76	$199	$(363)	$0	$(16)	$(379)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$105	$105

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$123	$0	$123
Swap Agreements	0	76	0	0	0	76

	$0	$76	$0	$123	$0	$199

	$0	$76	$0	$123	$105	$304

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	31

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$12	$0	$0	$86	$98

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$363	$0	$363
Swap Agreements	0	16	0	0	0	16

	$0	$16	$0	$363	$0	$379

	$0	$28	$0	$363	$86	$477

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$117	$0	$0	$355	$472

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(635)	$0	$(635)
Swap Agreements	0	18	0	0	0	18

	$0	$18	$0	$(635)	$0	$(617)

	$0	$135	$0	$(635)	$355	$(145)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(171)	$0	$0	$(1,189)	$(1,360)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5	$0	$5
Swap Agreements	0	30	0	0	0	30

	$0	$30	$0	$5	$0	$35

	$0	$(141)	$0	$5	$(1,189)	$(1,325)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$7,387	$3,512	$10,899
Corporate Bonds & Notes
Banking & Finance	0	59,225	0	59,225
Industrials	0	41,945	0	41,945
Utilities	0	4,280	0	4,280
Municipal Bonds & Notes
Illinois	0	16	0	16
Texas	0	204	0	204
West Virginia	0	135	0	135

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
U.S. Government Agencies	$0	$18,000	$9,643	$27,643
Non-Agency Mortgage-Backed Securities	0	143,571	6,974	150,545
Asset-Backed Securities	0	46,819	9,427	56,246
Sovereign Issues	0	5,240	0	5,240
Common Stocks
Consumer Discretionary	2,547	0	0	2,547
Energy	1,910	0	0	1,910
Short-Term Instruments
Repurchase Agreements	0	26,400	0	26,400
Argentina Treasury Bills	0	236	0	236

Total Investments	$4,457	$353,458	$29,556	$387,471

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	105	0	105
Over the counter	0	199	0	199
	$0	$304	$0	$304

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(98)	0	(98)
Over the counter	0	(379)	0	(379)
	$0	$(477)	$0	$(477)

Total Financial Derivative Instruments	$0	$(173)	$0	$(173)

Totals	$4,457	$353,285	$29,556	$387,298

There were no significant transfers among Levels 1 and 2 during the period ended December 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2017:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2017 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$0	$0	$0	$0	$3,512	$0	$3,512	$0
Corporate Bonds & Notes
Industrials	209	7,012	0	0	0	449	0	(7,670)	0	0
U.S. Government Agencies	0	9,688	0	30	0	(75)	0	0	9,643	(75)
Non-Agency Mortgage-Backed Securities	109	6,862	(13)	3	2	11	0	0	6,974	11
Asset-Backed Securities	2,709	6,491	0	35	0	192	0	0	9,427	192

Totals	$3,027	$30,053	$(13)	$68	$2	$577	$3,512	$(7,670)	$29,556	$128

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	33

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(Unaudited)

December 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$3,512	Third Party Vendor	Broker Quote	101.500
U.S. Government Agencies	9,643	Proxy Pricing	Base Price	36.701
Non-Agency Mortgage-Backed Securities	6,873	Proxy Pricing	Base Price	94.125
	101	Third Party Vendor	Broker Quote	87.250
Asset-Backed Securities	9,427	Proxy Pricing	Base Price	57.590-5,924.000

Total	$29,556

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2017

1. ORGANIZATION

PIMCO Flexible Credit Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2016. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers one class of Common Shares: Institutional Class. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding common shares at net asset value (“NAV”), subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding common shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board of Trustees of the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Board of Trustees of the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A

SEMIANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

shareholder may be subject to market and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund may be a taxable event to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign

36	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2017

currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in

SEMIANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

38	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2017

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund

SEMIANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices

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are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

SEMIANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws.

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In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Fund had $400,000 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and

SEMIANNUAL REPORT	DECEMBER 31, 2017	45

Notes to Financial Statements (Cont.)

repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

SEMIANNUAL REPORT	DECEMBER 31, 2017	47

Notes to Financial Statements (Cont.)

Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2017 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing

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transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to

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Notes to Financial Statements (Cont.)

cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at

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specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the

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Notes to Financial Statements (Cont.)

counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability

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to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements (Cont.)

Asset Segregation  Certain of the transactions described above can be viewed as creating an obligation by the Fund. In such event, the Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board or entering into offsetting transactions, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but will segregate full notional value, as applicable, with respect to certain other derivative instruments (including, without limitation, written credit default swaps, written total return swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under forwards and futures contracts and interest rate swaps that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund may decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to

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decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly a Fund holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. The Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of the Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular

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Notes to Financial Statements (Cont.)

industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rate shown in the table below:

Annual Rate(1)
Institutional Class	1.30%
(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

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(Unaudited)

December 31, 2017

(b) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including sub-transfer agency expenses paid pursuant to a Rule 12b-1 or similar plan adopted by the Board of Trustees of the Fund for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

SEMIANNUAL REPORT	DECEMBER 31, 2017	59

Notes to Financial Statements (Cont.)

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the Fund and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. Prior to the close of business on September 5, 2014, a predecessor entity of AllianzGI U.S. served as investment manager of PMAT and the PIMCO Closed-End Funds.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages among PMAT, the Fund and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

(c) Expense Limitation  PIMCO has contractually agreed, through December 13, 2018, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.07% of the Fund’s net assets attributable to Common Shares, (the “Expense Limit”). Under an expense limitation agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (1) together with any recoupment of organizational expenses and pro rata trustee fees or management fees exceed 0.07% of average net assets; (2) exceed the total Reimbursement Amount; or (3) include any amounts previously reimbursed to PIMCO. For the period ended December 31, 2017, the remaining recoverable amounts to PIMCO are disclosed in the table below (in thousands†):

Expiring within
12 months	13-24 months	25-36 months	Total
$0	$0	$987	$987
†	A zero balance may reflect actual amounts rounding to less than one thousand.

(d) Distribution Contract  PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The

60	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2017

Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not receive compensation from the Fund for services as distributor of the Common Shares (although the Distributor may receive compensation under the Distribution Contract with respect to future share classes of the Fund).

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$8,045	$4,239

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	DECEMBER 31, 2017	61

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$27,594	$21	$273,762	$12,824

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 12/31/2017		Period from February 22, 2017 - June 30, 2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	19,762	$206,756	6,677	$68,313

Issued as reinvestment of distributions
Institutional Class	83	865	9	92

Cost of shares repurchased
Institutional Class	(13)	(134)	0	0
Net increase (decrease) resulting from Fund share transactions	19,832	$207,487	6,686	$68,405
†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

62	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2017

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended June 30, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term
$ 22	$ 0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$382,301	$7,986	$(5,399)	$2,587
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2017	63

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	RTA	Bank of New York Mellon Corp.
CBK	Citibank N.A.	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co.	UBS	UBS Securities LLC
GST	Goldman Sachs International

Currency Abbreviations:
ARS	Argentine Peso	PEN	Peruvian New Sol
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	EUR006M	6 Month EUR Swap Rate
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	LIBOR01M	1 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	US0001M	1 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	PIK	Payment-in-Kind
BABs	Build America Bonds	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
LIBOR	London Interbank Offered Rate

64	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

DST Systems, Inc.

210 W 10th, 8th Floor,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Flexible Credit Income Fund.

PIF4001SAR_123117

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on this Form N-CSR.

Item 13.	Exhibits.

	(a)(1)	Exhibit 99.CODE— Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2018

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2018